Subsidiaries	12 Months Ended
Dec. 31, 2021
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 10 – Subsidiaries

A.	Investments

1.	OPC Energy Ltd.

OPC is a publicly-traded company whose securities are listed on the TASE. OPC is engaged in two reportable segments: (i) generation and supply of electricity and energy (electricity, steam and charging services for electric vehicles) in Israel to private customers, Israel Electric Company (“IEC”) and Noga – The Israel Independent System Operator Ltd. (“System Operator” or “Noga’), including initiation, development, construction and operation of power plants and facilities for energy generation; and (ii) generation and supply of electricity and energy in the United States, including maintenance, development, construction and management of renewable energy and conventional (gas-fired) power plants in the United States, and power plants owned by third parties. OPC manages most of its operations in Israel through OPC Israel, and its operations in the United States through CPV Group, of which 70% is indirectly held by OPC.

In October 2020, OPC signed an agreement to acquire the CPV Group (as described in Note 10.A.1.i), which is engaged in the area of generation of electricity in the United States (including through the use of renewable energy). The transaction was completed in January 2021.

Seasonality

OPC’s activities in Israel are subject to seasonal fluctuations as a result of changes in the official Time of Use of Electricity Tariff (“TAOZ”), which is regulated and published by the Israeli Electricity Authority (“IEA”). The year is broken down into 3 seasons: “summer” (July and August), “winter” (December through February), and “transitional” (March through June and September through November), with a different tariff set for each season. OPC’s results are based on the generation component, which is part of the TAOZ, resulting in a seasonal effect.

The revenues of the CPV Group from electricity generation are seasonal and impacted by variable demand, gas prices and electricity prices, as well as the weather. In general, with respect to power plants powered by natural gas, there is higher profitability in seasons where temperatures are at their highest or lowest - usually during summer and winter. Similarly, the profitability of renewable energy production is subject to production volume, which varies based on wind and solar constructions, as well as its electricity price, which tends to be higher in winter, unless there is a fixed contractual price for the project.

Impact of COVID-19 and conflict between Russia and Ukraine

The COVID-19 outbreak has led to quarantines, cancellation of events and travel, businesses and school shutdowns and restrictions, and alongside the conflict between Russia and Ukraine, supply chain interruptions, global economic and financial market instability. During the reporting period, high global demand for raw materials, transportation and shipping services were impacted by the spread of COVID-19 and the conflict, causing limited production capabilites, transportation and shipping restrictions, resulting in a significant increase in the cost of raw materials, production and supply chain, and an increase in the cost of maritime transport. This resulted in global delays in delivery dates for equipment alongside increased prices of raw materials and equipment used for construction and maintenance of OPC’s facilities and power plants. This also affected the construction and maintenance costs of OPC’s projects in the markets of activity and schedules for their completion. As of reporting date, there is no certainty as to the duration or scope of the COVID-19 impact, therefore OPC is unable to assess with full certainty its impact on its businesses.

OPC’s active power plants in Israel, as well as the construction of the Tzomet power plant have continued throughout the restriction period, due to their designation as “essential enterprises”. It is noted that the continuity of construction works at the Tzomet and Sorek power plants and the generation facilities is affected by COVID-19, due, among other things, to restrictions on movement and infection. Delays in completing projects under construction and in schedules may affect the ability of the projects to fulfill its obligations to third parties, thus adversely affecting the Company's activity in Israel. In addition, the rehauling and maintenance works at the Rotem and Hadera power plants may be affected by restrictions on movement and spread of infection due to Covid-19.

The outbreak of COVID-19 has had a significant impact on economic activity in the United States. The CPV Group’s power plants remained active during the COVID-19 crisis. COVID-19 resulted in a change in the work schedules and shifts of the employees, a reduction of self-initiated shutdowns for purposes of periodic maintenance, extension of the unplanned periodic maintenance period, and employees working from home.

As at December 31, 2021, COVID-19 is assessed to not have a significant impact on OPC’s results and activities.

Material subsidiaries

Set forth below are details regarding OPC’s material subsidiaries:

			Ownership interest as at December 31
	Note	Main location of company's activities	2021	2020
OPC Israel Energy Ltd.	10.A.1.a	Israel	100%	100%
OPC Rotem Ltd.	10.A.1.b	Israel	80%	80%
OPC Hadera Ltd.	10.A.1.c	Israel	100%	100%
Tzomet Energy Ltd.	10.A.1.d	Israel	100%	100%
OPC Sorek 2 Ltd.	10.A.1.e	Israel	100%	100%
Gnrgy Ltd.	10.A.1.f	Israel	51%	-
ICG Energy, Inc	10.A.1.g	USA	100%	-
OPC Power Ventures LP	10.A.1.h	USA	70%	-
CPV Group LP*	10.A.1.i	USA	100%	-
CPV Keenan II Renewable Energy Company, LLC*	10.A.1.j	USA	100%	-
CPV Maple Hill, LLC*	10.A.1.k	USA	100%	-
CPV Rogue's Wind, LLC*	10.A.1.l	USA	100%	-

*This represents the interest held by OPC Power Ventures LP

a.	OPC Israel Energy Ltd. (“OPC Israel”)

OPC Israel holds most of OPC’s businesses in Israel, such as OPC’s interests in OPC Rotem, OPC Hadera, OPC Tzomet and OPC Sorek 2 (all defined below).

b.	OPC Rotem Ltd. (“OPC Rotem”)

OPC Rotem operates the Rotem Power Plant located in the Rotem Plain. Its operations commenced on July 6, 2013, and OPC Rotem has a license which allows it to produce and sell electricity for a period of 30 years from that date. The Rotem power plant operates using conventional technology in an integrated cycle and has generation capacity of about 466 megawatts (“MW”). The remaining 20% is held by Veridis Power Plants Ltd. (“Veridis”).

In October 2020, planned maintenance work continued for 13 days, during which the Rotem power plant was shut down. As at publication date, the next maintenance is planned to be in April 2022, during which the activities of the Rotem Power Plant and the related energy generation activities will be discontinued for a period of 20 days.

c.	OPC Hadera Ltd. (“OPC Hadera”)

OPC Hadera holds a permanent power generation license using cogeneration technology for the Hadera Power Plant (i.e. generating both electricity and steam), with 144MW installed capacity, and a supply license. The generation license has a validity of 20 years, and may be extended for an additional 10 years subject to approval. In addition, OPC Hadera owns the Energy Center (boilers and turbines on the premises of Infinya Ltd. (formerly known as Hadera Paper Mills Ltd.) (“Infinya”)). The Energy Center operates as a back-up for the supply of steam.

OPC Hadera supplies all the electricity and steam needs of Infinya, which is located adjacent to the Hadera Power Plant, for a period of 25 years, through the Hadera Power Plant and Energy Center, which serves as a back-up for the supply of steam. In addition, the Hadera Power Plant also supplies electricity to private customers and to the System operator. In December 2020 and between January and May 2021, some components of the Hadera Power Plant gas turbines were replaced and refurbished, and over November and December 2021, maintenance works were done on the steam turbine. In 2021, there were 74 days which the Hadera Power Plant did not operate in full capacity.

Additional maintenance work is expected to be performed on the steam turbine in May 2022. During the additional work, the Hadera Power Plant will shut down for approximately 50 days. It is noted that any impact from COVID-19 as described above may delay the additional work.

In October 2021 the Hadera Power Plant was connected to Infinya by way of a direct electricity line.

d.	Tzomet Energy Ltd. (“OPC Tzomet”)

OPC Tzomet is in the construction stages of a conventional open-cycle power plant (a peaker plant) with a capacity of about 396 MW (“Tzomet power plant”). The Tzomet power plant is located near the Plugot Intersection, in the area of Kiryat Gat. As at year end, the investment in the Tzomet power plant amounts to about NIS 869 million (approximately $279 million).

Tariff approval

In April 2019, OPC Tzomet received a conditional license for construction of the Tzomet power plant. In December 2019, OPC Tzomet received tariff approval from the IEA for the power plant. Under the tariff approval, the commercial operation date is expected to be 36 months from the completion of financial closing as described above. Subject to completion of the power plant and receipt of a permanent generation license, OPC Tzomet will be entitled to tariffs in respect of sale of availability and energy to the System Operator for a period of twelve months commencing from the date of receipt of the permanent generation license. It is noted that the connection study OPC Tzomet received included approval of a reduced availability tariff in 2023, pursuant to the decision of the IEA.

Lease of OPC Tzomet land

In January 2020, Israel Lands Authority (“ILA”) approved allotment of an area measuring about 8.5 hectares for the construction of the Tzomet Power Plant (hereinafter in this Section – the “Land”). ILA signed a development agreement with Kibbutz Netiv Halamed Heh (hereinafter – the “Kibbutz”) in connection with the Land, which is valid up to November 5, 2024 (hereinafter – the “Development Agreement”), which after fulfillment of its conditions a lease agreement will be signed for a period of 24 years and 11 months from approval of the transaction, i.e. up to November 4, 2044. Tzomet Netiv Limited Partnership (“Joint Company’) own the rights in the Land, and the composition is as follows i) General Partner of the Tzomet Netiv Limited Partnership holds 1%, in which the Kibbutz and OPC Tzomet hold 26% and 74% respectively, ii) Limited partners hold 99%, where the Kibbutz (26%) and OPC Tzomet (73%) hold rights as limited partners.

In February 2020, an updated lease agreement was also signed whereby the Joint Company, as the owner of the Land, will lease the Land to OPC Tzomet, for the benefit of the project.

In January 2020, a financial specification was received from ILA in respect of the capitalization fees, whereby value of the Land (not including development expenses) of about NIS 207 million (approximately $60 million) (not including VAT) was set (hereinafter – “the Initial Assessment”). OPC Tzomet, on behalf of the Joint Company, arranged payment of the Initial Assessment in January 2020 at the rate of 75% of amount of the Initial Assessment and provided through OPC, the balance, at the rate of 25% as a bank guarantee in favor of ILA. In January 2021, a final assessment was received from ILA where the value of the usage fees in the land for a period of 25 years, to construct a power plant with a capacity of 396 megawatts was NIS 200 million (approximately $62 million) (the “Final Assessment”). In March 2021, a reimbursement of NIS 7 million (approximately $2 million), which included linkage differences and interest in respect of the difference between capitalized fees paid and the Final Assessment amount, was received. In addition, the bank guarantee was also reduced by the amount of 25% of said difference.

In February 2021, the Joint Company submitted a legal appeal regarding the Final Assessment amount, which the ILA dismissed in August 2021. In November 2021, the Joint Company filed an assessor objection.

As at December 31, 2021, the amounts paid in respect of the land was classified in the consolidated statement of financial position under “Right‑of‑use assets, net”. The unpaid balance of the Initial Asssesment of approximately NIS 52 million (approximately $17 million) was classified in the consolidated statement of financial position as at December 31, 2021 as current maturities of lease liabilities.

e.	OPC Sorek 2 Ltd. (“OPC Sorek 2”)

In May 2020, OPC Sorek 2 signed an agreement with SMS IDE Ltd., which won a tender of the State of Israel for construction, operation, maintenance and transfer of a seawater desalination facility on the “Sorek B” site (the “Sorek B Desalination Facility”), where OPC Sorek 2 will construct, operate and maintain an energy generation facility (“Sorek B Generation Facility) with a generation capacity of up to 99 MW on the premises of the Sorek 2 Desalination Facility, and will supply the energy required for the Sorek B Desalination Facility for a period of 25 years after the operation date of the Sorek B Desalination Facility. At the end of the aforesaid period, ownership of the Sorek B Generation Facility will be transferred to the State of Israel. OPC undertook to construct the Sorek B Generation Facility within 24 months from the date of approval of the National Infrastructure Plan (approved in November 2021), and to supply energy at a specific scope of capacity to the Sorek B Desalination Facility.

Establishment of the Sorek B Generation Facility is contingent on, among other things, completion of the planning and/or licensing processes and receipt of approval with respect to the ability to output electricity from the site, which as at the submission date of the report had not yet been received.

In OPC’s estimation, the financial closing of the Sorek B Generation Facility is expected to be reached at the end of 2023, and the total cost of the project is expected to be approximately NIS 200 million (approximately $62 million).

f.	Gnrgy Ltd. (“Gnrgy”)

In April 2021, OPC entered into an agreement to purchase an interest in Gnrgy, whose business focuses on e-mobility charging stations. Pursuant to the purchase agreement, in May 2021 OPC acquired a 27% interest for a consideration of NIS 25 million (approximately $8 million), and in December 2021 acquired a further 24% interest for a consideration of NIS 42 million (approximately $14 million), of which NIS 13 mllion (approximately $4 million) was paid in installments bearing a 5% additional annual interest. As at year end, OPC held a 51% interest in Gnrgy.

Gnrgy's founder retained the remaining interests in Gnrgy and entered into a shareholders’ agreement with OPC, which among other things gave OPC an option to acquire a 100% interest in Gnrgy (the “Purchase Option”). The exercise price of the Purchase Option will be derived from the fair value of Gnrgy on the exercise date, assuming an agreed‑to rate, but no less than a price based on the value of the original transaction. The exercise period of the Purchase Option will be the period of time determined after approval of the financial statements for each of the years 2024 through 2026. To the extent the entire exercise period of the Purchase Option passes without OPC exercising the Purchase Option, and on the assumption that no capital investments have been made in Gnrgy so as to dilute the founder’s share and subject to additional conditions stipulated in the shareholders’ agreement, the founder has an option to acquire shares of Gnrgy from OPC such that after the acquisition, he will hold 2% more than OPC in Gnrgy’s share capital, and will once again become the controlling shareholder of Gnrgy. In addition, to the extent OPC does not exercise the Purchase Option within the first period for exercise of the Purchase Option, and the founder will hold less than 15% of Gnrgy’s share capital, the founder will have an option to require OPC purchase his shares based on the fair value that will be determined in accordance with that stated in the shareholders’ agreement at a discount rate as provided in the agreement.

In July 2021, Gnrgy received a virtual supply license.

g.	ICG Energy, Inc (“ICGE”)

In January 2021, IC Green transferred its interest in ICGE to OPC at zero consideration. Refer to Note 10.A.2 for further details. As at December 31, 2021, ICGE, which is held directly by OPC, holds OPC’s businesses in the United States.

During 2005-2020, ICGE recorded net operating losses for tax purposes, which as at December 31, 2020 amounted to approximately $108 million, and utilizable tax credits in the amount of approximately $1.7 million, which may be offset for tax purposes in the United States against future income in the United States, subject to complying with the conditions of the law, some of which are not under OPC’s control and, therefore, OPC did not recognize deferred tax assets in respect thereof. OPC coordinates its operations in the United States (including following the acquisition of CPV Group, as set out in Note 10.A.1.i) under ICGE. Among other things, the said transfer will allow tax savings with respect to profits, if any, from the business activities in the United States.

In addition, in January 2021, following the transfer of ICGE, OPC transferred its rights and loans in OPC Power to ICGE in respect of a loan in the amount of NIS 472 million (approximately $152 million), and capital notes issued by ICGE to OPC of amount NIS 1,188 million (approximately $382 million). The loan is denominated in shekels and bears annual interest at a rate of 7%. The loan principal will be repayable at any time that will be agreed on between the parties, but no later than January 2028. Accrued interest is payable on a quarterly basis. To the extent the payment made by ICGE is lower than the amount of the accrued interest, the payment in respect of the balance will be postponed to the next quarter, but not later than January 2028. The capital notes are repayable only after 5 years will have elapsed from their issuance date; they are denominated in shekels and are to be repaid based on the decision of ICGE.

h.	OPC Power Ventures LP (“OPC Power”)

In October 2020, OPC signed a partnership agreement (the “Partnership Agreement” and the “Partnership”, where applicable) with three financial entities to form OPC Power, whereby the limited partners in the Partnership are OPC which holds about 70% interest, Clal Insurance Group which hold 12.75% interest, Migdal Insurance Group which hold 12.75% interest, and a corporation from Poalim Capital Markets which hold 4.5% interest.

The General Partner of the Partnership, a wholly-owned company of OPC, will manage the Partnership’s business as its General Partner, with certain material actions (or which may involve a conflict of interest between the General Partner and the limited partners), requiring approval of a majority of special majority (according to the specific action) of the institutional investors which are limited partners. The General Partner is entitled to management fees and success fees subject to meeting certain achievements.

OPC also entered into an agreement with entities from the Migdal Insurance Group with respect to their holdings in the Partnership, whereby OPC granted said entities a put option, and they granted OPC a call option (to the extent that the put option is not exercised), which is exercisable after 10 years in certain circumstances.

The total investment undertakings and provision of shareholders’ loans provided by all partners under the Partnership Agreement pro rata to the holdings discussed above is $1,215 million. The amount is designated for acquisition of all the rights in the CPV Group and for financing additional investments.

In 2021, OPC and the holders of the non-controlling interests provided OPC Power in partnership capital and loans of approximately $657 million and $204 million respectively. The loans are denominated in dollars and bear interest at an annual rate of 7%. The loan principal is repayable at any time, but not later than January 2028. The accrued interest is to be paid on a quarterly basis. To the extent the payment made by OPC Power is lower than the amount of the accrued interest, the payment in respect of the balance will be postponed to the next quarter, but not later than January 2028. As mentioned above, in January 2021, the loans and rights of OPC Power were subsequently transferred to ICG Energy, Inc. OPC Power holds 99.99% of the CPV Group, and the remaining interest is held by the General Partner of the Partnership.

i.	CPV Group LP (“CPV Group”)

The CPV Group is engaged in the development, construction and management of power plants using renewable energy and conventional energy (power plants running on natural gas of the advanced‑generation combined‑cycle type) in the United States. The CPV Group holds rights in active power plants that it initiated and developed – both in the area of conventional energy and in the area of renewable energy. In addition, through an asset management group the CPV Group is engaged in provision of management services to power plants in the United States using a range of technologies and fuel types, by means of signing asset‑management agreements, usually for short/medium periods.

Acquisition of CPV Group

On January 25, 2021 (“Transaction completion date”), the Group acquired 70% of the rights and holdings in CPV Power Holdings LP; Competitive Power Ventures Inc.; and CPV Renewable Energy Company Inc through the limited partnership, CPV Group LP (the “Buyer”). For the year ended December 31, 2021, Kenon’s consolidated results comprised results of the CPV Group from Transaction completion date through to period end.

On the Transaction Completion Date, in accordance with the mechanism for determination of the consideration as defined in the acquisition agreement, the Buyer paid the Sellers approximately $648 million, and about $5 million for a deposit which remains in the CPV Group. In May 2021, the consideration for the acquisition of the CPV Group was adjusted slightly, as a result of which the sellers paid the CPV Group an immaterial amount. For further details relating to the Seller’s Loan provided in relation to Three Rivers, refer to Note 8.B.b.1.

OPC bore legal expenses and costs of a due diligence examination attributable to the acquisition, which were included in selling, general and administrative expenses in the consolidated statements of profit and loss, in the amount of about NIS 44 million (approximately $13 million), of which about NIS 2 million (approximately $1 million) were incurred in 2021.

Business combination

OPC partially hedged its exposure to changes in the cash flows from payments in dollars in connection with the acquisition agreement by means of forward transactions and dollar deposits. OPC chose to designate the forward transactions as an accounting hedge. On the completion date of the transaction, OPC recorded the amount of about NIS 103 million (approximately $32 million) that was accrued in a hedge capital reserve to the cost of the investment in the CPV Group. This cost was recorded in the “goodwill” category and increased the cost of the acquisition by about $32 million.

The contribution of the CPV Group to the Group’s revenue and consolidated loss from the acquisition date until December 31, 2021 amounted to $51 million and $47 million, respectively. Management estimates that had the acquisition took place on January 1, 2021, the consolidated revenue for the year ended December 31, 2021 would have been $492 million and the consolidated profit for the year would have been $883 million.

Determination of fair value of identified assets and liabilities:

On the Transaction Completion Date, OPC included the CPV Group’s net assets at fair value. Presented below is the fair value of the identified assets acquired and liabilities assumed:

$
Millions

Cash and cash equivalents	29
Trade and other receivables	15
Long-term restricted deposits and cash	1
Investments in associated companies	595
Property, plant and equipment	50
Right-of-use assets	10
Intangible assets	111
Trade and other payables	(6)
Derivative financial instruments	(12)
Loans and credit	(169)
Lease liabilities	(10)
Other long-term liabilities	(28)
Liabilities for deferred taxes	(6)
Identified assets, net	580

Combined cash flows as a result of the acquisition:

$
Millions

Cash and cash equivalents paid	653
Hedging costs paid	32
Cash and cash equivalents acquired	(29)
656

Goodwill

Goodwill created as part of the business combination reflects the potential of future activities of the CPV Group in the market in which it operates. OPC expects that part of the goodwill will be tax deductible. Due to the acquisition, goodwill was recognized as follows:

$
Millions

Consideration transferred	653
Add: Hedging costs	32
Less: fair value of identified assets, net	(580)
Goodwill	105

j.	CPV Keenan II Renewable Energy Company, LLC (“CPV Keenan”)

CPV Keenan owns a wind energy power plant with a capacity of 152 MW, located in Oklahoma, United States. In April 2021, the CPV Group signed an agreement for purchase of the remaining rights from the tax equity partner in CPV Keenan for a consideration of approximately $25 million. As a result of the transaction, a $12 million loss was recognized in Financing expenses.

k.	CPV Maple Hill Solar, LLC (“CPV Maple Hill”)

CPV Maple Hill is in the construction stages of a solar energy power plant with a capacity of 126 MW located in Pennsylvania, United States. In May 2021, a commencement order for the construction work on CPV Maple Hill (hereinafter – “the Project”) was issued. As at December 31, 2021, the aggregate cost of the investment in the Project is estimated at about $178 million and the Project’s commercial operation date is expected to be in the second half of 2022.

l.	CPV Rogue’s Wind, LLC (“CPV Rogue’s Wind”)

CPV Rogue’s Wind is currently in the advanced development stage of developing a wind energy power plant with a capacity of 114 MW, located in Pennsylvania, United States. Construction of the power plant is expected to commence in the second half of 2022. In April 2021, the CPV Group signed a power purchase agreement for sale of all the energy, availability (capacity) and Renewable Energy Certificates (RECs) of CPV Rogue’s Wind (hereinafter - “the Project”). As at December 31, 2021, the aggregate cost of the investment in the Project is estimated at about $200 to $205 million and the Project’s commercial operation date is expected to be in the second half of 2023.

m.	Dividends

In 2019, OPC Rotem distributed dividends, and OPC’s share of the dividends was NIS 190 million (approximately $54 million). In the same year, OPC distributed dividends on aggregate of approximately NIS 236 million (approximately $92 million), and Kenon’s share of the dividends were approximately $48 million.

In 2020, OPC Rotem distributed dividends and OPC’s share of the dividends was NIS 170 million (approximately $50 million).

In 2021, OPC Rotem distributed dividends and OPC’s share of the dividends was NIS 132 million (approximately $41 million).

n.	Issuances of new shares by OPC

In June 2019, OPC issued 5,179,147 new ordinary shares at a price of NIS 23.17 per share to three external institutional entities. Total cash consideration of approximately NIS 120 million (approximately $33 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 76% to 73%. Accordingly, the Group recognised $14 million in non-controlling interests and $19 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In September 2019, OPC issued 5,849,093 new ordinary shares at a price of NIS 26.5 per share to four external institutional entities. Total cash consideration of approximately NIS 155 million (approximately $44 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 73% to 70%. Accordingly, in 2019 the Group recognised $20 million in non-controlling interests and $24 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In October 2020, OPC published a shelf offer report for issuance of ordinary shares of NIS 0.01 par value each to the public through a uniform offer with a range of quantities by means of a tender on the price per unit and the quantity. Kenon submitted bids for participation in the tender at prices not less than the uniform price determined in the tender, and as part of the issuance it was issued 10,700,200 shares for a consideration of approximately $101 million. A total of 23,022,100 shares were issued to the public. The gross proceeds from the issuance amount to approximately NIS 737 million (approximately $217 million) and the issuance expenses amounted to approximately NIS 5 million (approximately $1 million).

In addition, in October 2020, OPC completed a private offer of 11,713,521 ordinary shares to institutional entities from the Clal group and Phoenix group. The price per ordinary share with respect to each of the offerees was NIS 29.88, which was determined through negotiations between the offerees. The gross proceeds from the issuance amount to approximately NIS 350 million (approximately $103 million) and the issuance expenses amount to approximately NIS 5 million (approximately $1 million). Following completion of the share issuances in 2020, as at December 31, 2020 Kenon registered a decrease of 8% in equity interest in OPC from 70% to 62%. Accordingly, in 2020 the Group recognised $136 million in non-controlling interests and $182 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In February 2021, OPC issued to Altshuler Shaham Ltd. and entities managed by Altschuler Shalam (collectively, the “Offerees”), 10,300,000 ordinary shares of NIS 0.01 par value each. The price of the shares issued to the Offerees was NIS 34 per ordinary share, and the gross proceeds from the issuance was about NIS 350 million (approximately $106 million). The issuance expenses were about NIS 4 million (approximately $1 million). Accordingly, the Group recognized $63 million in non-controlling interests and $42 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

o.	Rights issuance

In September 2021, OPC issued rights to purchase 13,174,419 ordinary OPC shares of NIS 0.01 per value each (hereinafter - the “Rights”), in connection with the development and expansion of OPC’s activity in the USA. The rights were offered such that each holder of ordinary shares of OPC who held 43 ordinary shares was entitled to purchase one right unit comprising of three shares at a price of NIS 75 (NIS 25 per share). Through the deadline for exercising the rights, notices of exercise were received for the purchase of 13,141,040 ordinary shares (constituting approximately 99.7% of the total shares offered in the rights offering). The gross proceeds from the exercised rights amounted to approximately NIS 329 million (approximately $102 million).

In October 2021, Kenon exercised rights for the purchase of approximately 8 million shares for total consideration of approximately NIS 206 million (approximately $64 million), which included its pro rata share and additional rights it purchased during the rights trading period plus the cost to purchase these additional rights. As a result, Kenon now holds approximately 58.8% of the outstanding shares of OPC. Accordingly, the Group recognized $41 million in non-controlling interests and $60 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

2.   IC Green Energy Ltd (“IC Green”)

In 2020, IC Green acquired the remaining interests of ICG Energy, Inc (“ICGE”) (formerly known as Primus Green Energy Inc.), and held 100% interest in ICGE. In August 2020, ICGE sold substantially all of its assets to a third party, Bluescape Clean Fuels LLC for $1.6 million. In January 2021, IC Green transferred its interest in ICGE to OPC for zero consideration.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2021, 2020 and 2019 that has material NCI:

	As at and for the year ended December 31,
	2021	2020	2019
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	53.14%	39.09%	35.31%
Current assets	346,380	693,913	204,128
Non-current assets	2,141,744	1,040,400	807,133
Current liabilities	(230,518)	(221,975)	(100,313)
Non-current liabilities	(1,341,962)	(980,028)	(663,328)
Net assets	915,644	532,310	247,620
Carrying amount of NCI	486,598	208,080	87,435

Revenue	487,763	385,625	373,142
(Loss)/profit after tax	(93,898)	(12,583)	34,366
Other comprehensive income	74,219	(2,979)	15,569
(Loss)/profit attributable to NCI	(54,022)	(2,567)	16,433
OCI attributable to NCI	33,661	(616)	4,353
Cash flows from operating activities	119,264	104,898	109,254
Cash flows from investing activities	(256,200)	(643,942)	(41,123)
Cash flows from financing activites excluding dividends paid to NCI	311,160	489,919	(40,539)
Dividends paid to NCI	(10,214)	(12,412)	(13,501)
Effect of changes in the exchange rate on cash and cash equivalents	6,717	12,566	9,202
Net increase/(decrease) in cash and cash equivalents	170,727	(48,971)	23,293

* The NCI percentage represents the effective NCI of the Group